UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDED REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 12, 2009

 Tia IV, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	76-0836770	0-52288
(State or other jurisdiction of incorporation	(IRS Employer Identification Number)	(Commission File Number)

482 Manor Road Staten Island, New York
Address of principal executive offices

10314
(Zip Code)

718-442-6272
Registrant’s telephone number, including area code

7325 Oswego Road, Suite D
 Liverpool, NY 13090

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)
Effective as of October 12, 2009 upon the authorization and approval of its Board of Directors, Tia IV, Inc, a Delaware Corporation (“Registrant”) dismissed Marcum LLP (“Marcum”) as its independent registered public accounting firm.

The reports of Marcum on the financial statements of the Registrant as of and for the years ended September 30, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that Marcum’s  audit report as of  September 30, 2008 and for the years ended September 30, 2008 and 2007, contained an explanatory paragraph regarding uncertainties about Registrant’s ability to continue as a going concern.

During Registrants two most recent fiscal years (ended September 30, 2008 and 2007 respectively), and any subsequent interim period through the date of dismissal (October 12, 2009), there were no disagreements with Marcum, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marcum  would have caused it to make reference to the subject matter of the disagreement(s) in connection with their reports.

In connection with the audit for our financial statements for the years September 2008 and 2007  respectively, Marcum advised us that it had identified a deficiency in our internal controls which was designated as “material weakness” in our controls over financial reporting under standards established by the Public Company Accounting Oversight Board with respect to inadequate segregation of duties within our accounting function and our difficulty in evaluating, applying, and documenting complex accounting principles, recording transactions correctly, and preparing a complete report without major errors. The Company also failed to properly record the sale of common stock and stock based compensation..

(b)	Effective as of October 12, 2009 upon the authorization and approval of its Board of Directors, the Registrant engaged Traci J. Anderson, CPA as its independent registered public accounting firm.

No consultations occurred between the Registrant and Traci J. Anderson, CPA during the years ended September 30, 2008 and 2007 and through October 12, 2009 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Registrant’s financial statements, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under item 304 (a) (1) (iv) or (v) of regulation S-K.

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 ITEM 9.01  EXHIBITS

16.1                      Letter from Marcum LLP dated October 16 , 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: October 16, 2009

By:	/s/ Ralph Porretti
CEO and Principal Executive Officer